UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549
_______________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): October 28, 2009

ADVAXIS, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

00028489	02-0563870
(Commission File Number)	(IRS Employer Identification Number)

Technology Centre of New Jersey
675 Rt. 1, Suite B113
North Brunswick, N.J. 08902
(Address of principal executive offices)

Registrant’s telephone number, including area code: (732) 545-1590

Not applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 28, 2009, Advaxis, Inc. (the “Company”) issued a press release regarding its bridge financing transaction.  A copy of the press release, which is attached as Exhibit 99.1 to this Current Report, is incorporated herein by reference.

On October 29, 2009, the Company gave a presentation at the 8th Annual Bio Investors Forum.  The investor presentation materials are incorporated herein by reference, and are attached as Exhibit 99.2 to this Current Report.

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits

99.1	Advaxis, Inc. press release, dated October 28, 2009.

99.2	Investor Presentation materials.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 3, 2009	Advaxis, Inc.

	By:	/s/ Fredrick D. Cobb
Fredrick D. Cobb, Vice President, Finance and Principal Financial Officer

EXHIBIT INDEX

Exhibit No.	Document Description

99.1	Advaxis, Inc. press release, dated October 28, 2009.

99.2	Investor Presentation materials.